FIRST AMENDMENT TO OFFICE SPACE LEASE

THIS **FIRST AMENDMENT TO OFFICE SPACE LEASE** is made as of the 22nd day of June, 2010 by and between **TEXAS INSTITUTE FOR EYES LLC**, a Delaware limited liability company ("Landlord") and **NORTH AMERICAN SPINE**, a Texas limited liability company ("Tenant").

RECITALS:

A. Landlord and Tenant entered into that certain Office Space Lease dated August 5, 2009 (the "Lease") for approximately 9,224 rentable square feet of space (the "Premises") in the building more particularly described in the Lease (the "Building").

B. Landlord and Tenant have agreed to amend the Lease as hereinafter provided. All capitalized terms not specifically defined herein shall have the meanings given or ascribed to them in the lease.

NOW THEREFORE, in consideration of the mutual agreements hereinafter contained, and for $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1. Section 1.01(C) of the Lease is hereby amended by deleting the reference to "Approximately 9,224 rentable square feet of space (an exact size to be inserted by the parties upon finalization of Tenant's space plan and calculated substantially in accordance with current BOMA standards)" starting in the first line thereof and inserting "9,292 rentable square feet of space (8,158 useable square feet of space)" in lieu thereof.

2. Section 1.01(D) of the Lease is hereby amended by deleting the reference to "approximately 86,271 rentable square feet of space" in the third line thereof and inserting "85,879 rentable square feet of space" in lieu thereof.

3. Section 1.01(J) of the Lease is hereby amended by deleting the reference to "10.69% (an exact figure to be recalculated according to the final Plans and Specifications)" and inserting "10.82%" in lieu thereof.

4. Section 2.06 of the Lease is hereby amended by deleting the parenthetical "(the Premises are estimated to contain 8,000 useable square feet based upon 9,224 rentable square feet)" in the 9th and 10th lines thereof.

5. Except as herein specifically amended, the Lease shall remain in full force and effect.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, this First Amendment is executed as of the date and year hereinabove set forth.

TENANT:

NORTH AMERICAN SPINE,
a Texas limited liability company

Chris H. Lloyd

By: ______________________

Its: CEO

LANDLORD:

TEXAS INSTITUTE FOR EYES LLC,
a Delaware limited liability company

By: McShane Development Company LLC, a Delaware limited liability company and successor by merger to McShane Corporation, its managing member

By: ______________________

Its: Vice President

CHI:2406638.1